UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2003


                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


         Delaware                      000-21336                94-3177293
(State or other jurisdiction of       (Commission            (I.R.S. Employer
Incorporation or organization)        File Number)        Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On May 29, 2003, The 3DO Company (the "Company") received notice from the Nasdaq Listing Qualifications Panel of its determination to delist the Company's common stock from the Nasdaq National Market at the opening of trading on June 9, 2003. The Company's press release, dated May 30, 2003, relating to the Nasdaq notification is attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement

         Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

     (c) Exhibits.


     --------------- -----------------------------------------------------------
     Number          Exhibit
     --------------- -----------------------------------------------------------
     99.1            Press Release dated May 30, 2003.
     --------------- -----------------------------------------------------------

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 30, 2003                THE 3DO COMPANY



                                   By:
                                       -----------------------------------------
                                        David Wittenkamp
                                        Chief Financial Officer

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




                                  EXHIBIT INDEX

      --------------- ----------------------------------------------------------
      Number          Exhibit
      --------------- ----------------------------------------------------------
      99.1            Press Release dated May 30, 2003
      --------------- ----------------------------------------------------------


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